ORCHID ISLAND CAPITAL ANNOUNCES

MARCH 2023 MONTHLY DIVIDEND AND

FEBRUARY 28, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	March 2023 Monthly Dividend of $0.16 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of February 28, 2023
●	Next Dividend Announcement Expected April 12, 2023

Vero Beach, Fla., March 9, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of March 2023. The dividend of $0.16 per share will be paid April 26, 2023 to holders of record of the Company’s common stock on March 31, 2023, with an ex-dividend date of March 30, 2023. The Company plans on announcing its next common stock dividend on April 12, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of March 9, 2023 and February 28, 2023, the Company had 39,081,942 shares of common stock outstanding. As of December 31, 2022, the Company had 36,764,983 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of February 28, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Feb-23	Dec 22 -	Modeled	Modeled
					Net			Weighted	CPR	Feb-23 CPR	Interest	Interest
					Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Mar)	in Mar)	(-50 BPS)(1)	(+50 BPS)(1)
Fixed Rate RMBS
15yr 4.0	$394	$386	0.01%	$98.02	4.00%	4.54%	58	121	0.8%	0.8%	$6	$(7)
15yr Total	394	386	0.01%	98.02	4.00%	4.54%	58	121	0.8%	0.8%	6	(7)
30yr 3.0	2,527,226	2,242,008	56.79%	88.71	3.00%	3.44%	22	334	2.6%	3.5%	72,001	(73,362)
30yr 3.5	211,154	196,115	4.97%	92.88	3.50%	4.03%	36	315	7.1%	7.4%	5,403	(5,480)
30yr 4.0	472,593	445,415	11.28%	94.25	4.00%	4.76%	14	344	1.5%	4.3%	11,258	(12,059)
30yr 4.5	486,567	466,639	11.82%	95.90	4.38%	5.30%	9	351	4.5%	4.8%	9,613	(10,763)
30yr 5.0	586,178	577,962	14.64%	98.60	5.00%	5.93%	6	354	5.0%	5.4%	10,126	(11,751)
30yr Total	4,283,718	3,928,139	99.50%	91.70	3.56%	4.17%	18	339	3.3%	4.1%	108,402	(113,414)
Total Pass Through RMBS	4,284,112	3,928,525	99.51%	91.70	3.56%	4.17%	18	339	3.3%	4.1%	108,408	(113,421)
Structured RMBS
IO 20yr 4.0	10,395	1,160	0.03%	11.16	4.00%	4.57%	134	99	8.8%	9.7%	5	(6)
IO 30yr 3.0	3,117	377	0.01%	12.11	3.00%	3.64%	97	252	0.6%	9.7%	-	(2)
IO 30yr 4.0	89,901	16,459	0.42%	18.31	4.00%	4.60%	102	249	6.0%	5.2%	(434)	317
IO 30yr 4.5	3,855	721	0.02%	18.70	4.50%	4.99%	152	194	6.8%	6.2%	(9)	5
IO 30yr 5.0	2,166	428	0.01%	19.78	5.00%	5.36%	152	196	13.0%	6.5%	(9)	6
IO Total	109,434	19,145	0.48%	17.49	4.01%	4.60%	108	232	6.2%	5.9%	(446)	320
IIO 30yr 4.0	30,691	316	0.01%	1.03	0.00%	4.40%	65	284	3.8%	4.4%	83	(70)
Total Structured RMBS	140,125	19,461	0.49%	13.89	3.13%	4.55%	99	243	5.7%	5.5%	(364)	250

Total Mortgage Assets	$4,424,237	$3,947,986	100.00%		3.55%	4.18%	21	336	3.3%	4.2%	$108,045	$(113,171)

			Interest	Interest
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
Hedge	Balance	End	(-50 BPS)(1)	(+50 BPS)(1)
5-Year Treasury Future(2)	$(926,500)	Jun-23	$(19,309)	$18,873
10-Year Treasury Ultra(3)	(54,200)	Jun-23	(2,515)	2,396
Swaps	(1,674,000)	Apr-29	(41,165)	39,651
TBA	(875,000)	Apr-23	(23,837)	25,040
Swaptions	(533,000)	Apr-24	(6,450)	7,308
Hedge Total	$(4,062,700)		$(93,276)	$93,268
Rate Shock Grand Total			$14,769	$(19,903)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $107.05 at February 28, 2023. The market value of the short position was $991.8 million.
(3)	Ten-year Treasury Ultra futures contracts were valued at prices of $117.19 at February 28, 2023. The market value of the short position was $63.5 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 28, 2023
Fannie Mae	$2,596,456	65.8%
Freddie Mac	1,351,530	34.2%
Total Mortgage Assets	$3,947,986	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 28, 2023
Non-Whole Pool Assets	$154,105	3.9%
Whole Pool Assets	3,793,881	96.1%
Total Mortgage Assets	$3,947,986	100.0%

Borrowings By Counterparty
($ in thousands)
				Weighted	Weighted
			% of	Average	Average
	Total		Total	Repo	Maturity	Longest
As of February 28, 2023	Borrowings		Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$382,463	(1)	10.0%	4.68%	66	8/14/2023
J.P. Morgan Securities LLC	354,849		9.2%	4.74%	29	4/11/2023
Merrill Lynch, Pierce, Fenner & Smith	338,296		8.8%	4.68%	11	4/28/2023
RBC Capital Markets, LLC	327,576		8.5%	4.69%	19	4/13/2023
Daiwa Capital Markets America Inc.	255,292		6.7%	4.76%	48	4/17/2023
Marex Capital Markets Inc.	239,483		6.2%	4.70%	27	4/28/2023
ING Financial Markets LLC	238,746		6.2%	4.70%	23	3/23/2023
ABN AMRO Bank N.V.	229,463		6.0%	4.62%	13	3/13/2023
Cantor Fitzgerald & Co	228,950		6.0%	4.70%	7	3/13/2023
ASL Capital Markets Inc.	215,594		5.6%	4.67%	17	3/20/2023
Citigroup Global Markets Inc	192,293		5.0%	4.69%	8	3/24/2023
StoneX Financial Inc.	182,084		4.7%	4.81%	56	5/10/2023
Mitsubishi UFJ Securities (USA), Inc	176,277		4.6%	4.76%	38	5/1/2023
Goldman, Sachs & Co.	125,126		3.3%	4.69%	16	3/23/2023
Santander Bank, N.A.	118,614		3.1%	4.84%	54	4/27/2023
Wells Fargo Bank, N.A.	94,663		2.5%	4.70%	13	3/13/2023
BMO Capital Markets Corp.	80,056		2.1%	4.68%	21	3/21/2023
South Street Securities, LLC	37,180		1.0%	4.70%	17	3/17/2023
Lucid Cash Fund USG, LLC	18,481		0.5%	4.72%	9	3/9/2023
Lucid Prime Fund, LLC	2,778		0.1%	4.72%	9	3/9/2023
Total Borrowings	$3,838,264		100.0%	4.71%	28	8/14/2023

(1) Included in this balance is $202.9 million of floating rate repurchase agreements priced at overnight SOFR + 15 basis points.

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400